Exhibit 99.1
For Immediate Release
Media Relations Contacts:
Ms. Mary De La Garza
mary.delagarza@idearc.com
972-453-7016
or
Ms. Jannie Luong
jannie.luong@idearc.com
972-453-3916
Investor Relations Contact:
Mr. Samuel D. (Dee) Jones
dee.jones@idearc.com
972-453-7364
IDEARC ANNOUNCES FIRST QUARTER 2008 RESULTS
DALLAS – May 6, 2008 – Idearc Inc. (NYSE: IAR) today announced financial results for the quarter ended March 31, 2008.
Frank Gatto, the Company’s acting chief executive officer, said, “The set of assets that make this business an attractive investment are still in place and the business fundamentals are still sound and solid. The economic softness that began in the latter half of 2007 continues to impact our results and, while the first quarter proved to be challenging, we remain committed to our multi-product strategy, which we believe will ultimately maximize value to our investors.”
Financial Summary
Idearc reports financial results on a GAAP basis and on an adjusted pro forma basis to eliminate the impact of transition and certain non-recurring costs. The adjusted pro forma basis measures are described and are reconciled to the corresponding GAAP measures in the accompanying financial schedules.
The Company reported first-quarter 2008 multi-product revenues of $770 million, a decrease of 4.5 percent compared to the same period in 2007. The Company reported Internet revenue of $73 million in the first quarter, a 7.4 percent increase over the same period in 2007.
Earnings before interest, taxes, depreciation and amortization (EBITDA) for the first quarter 2008 were $359 million, up 1.4 percent compared to the same period in 2007. On an adjusted pro forma basis, first-quarter EBITDA was $367 million, a decrease of 3.2 percent compared to the same period in 2007. Adjusted pro forma EBITDA margins reflected a slight increase at 47.7 percent in the first quarter 2008, compared to 47.0 percent in the same period in 2007.

Net income was $111 million (an increase of 7.8 percent versus the same period in 2007), or 76 cents per diluted share, for the first quarter 2008. On an adjusted pro forma basis, first-quarter net income was $116 million (a decrease of 2.5 percent versus the same period in 2007), or 79 cents per diluted share.
Free cash flow for the period was $193 million based on cash from operating activities of $202 million, less capital expenditures of $9 million.
Multi-product advertising sales for the first quarter declined 6.2 percent compared to 2007.
Webcast Information
Idearc welcomes investors, media and other interested parties to join Frank Gatto, Idearc acting CEO, and Samuel D. (Dee) Jones, acting chief financial officer, in a discussion via a webcast and teleconference beginning today at 10:00 a.m. (Eastern). Individuals within the United States can access the earnings call by dialing 888-603-6873. International participants should dial 973-582-2706. The pass code for the call is: 42201312. In order to ensure a prompt start time, please dial in to the call by 9:50 a.m. (Eastern). A replay of the teleconference will be available at 800-642-1687. International callers can access the replay by calling 706-645-9291. The replay pass code is 42201312. The replay will be available through May 20. In addition, a live webcast will be available on Idearc’s Web site at www.idearc.com, under the Investor Relations tab.
Certain statements included in this press release and the hyperlinked materials constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Idearc management’s current views with respect to Idearc’s financial performance and future events with respect to its business and industry in general. Statements that include the words “believe,” “anticipate,” “foresee,” and similar expressions identify forward-looking statements. Idearc cautions you not to place undue reliance on these forward-looking statements. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: (i) risks related to Idearc’s substantial indebtedness; (ii) risks related to Idearc’s declining print revenue; (iii) limitations on Idearc’s operating and strategic flexibility under the terms of its debt agreements; (iv) changes in Idearc’s competitive position due to competition from other yellow pages directories publishers and other traditional and new media and its ability to anticipate or respond to changes in technology and user preferences; (v) declining use of print yellow pages directories; (vi) access to capital markets and changes in credit ratings; (vii) changes in the availability and cost of paper and other raw materials used to print directories and reliance on third-party printers and distributors; (viii) increased credit risk associated with reliance on small- and medium-sized businesses; (ix) changes in operating performance; (x) increased demands on management as a result of operating as an independent company; (xi) Idearc’s ability to attract and retain qualified executives; (xii) Idearc’s ability to maintain good relations with its unionized employees; (xiii) changes in U.S. labor, business, political and/or economic conditions; (xiv) changes in governmental regulations and policies and actions of regulatory bodies; (xv) risks inherent in Idearc’s spin-off from its former parent corporation, Verizon Communications Inc., including increased costs and reduced profitability associated with operating as an independent company; and (xvi) risks associated with Idearc’s obligations under agreements entered into with Verizon in connection with the spin-off. For a discussion of these and other risks and uncertainties, see Idearc Inc.’s periodic filings with the Securities and Exchange Commission, which you may view at www.sec.gov, and in particular, Idearc Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007.

IDEARC INC.
Consolidated Statements of Income
Reported (GAAP)
Three Months Ended March 31, 2008 Compared to Three Months Ended March 31, 2007
(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	3/31/08	3/31/07	% Change
Operating Revenue
Print products	$696	$737	(5.6)
Internet	73	68	7.4
Other	1	1	—

Total Operating Revenue	770	806	(4.5)

Operating Expense
Selling	185	188	(1.6)
Cost of sales (exclusive of depreciation and amortization)	147	158	(7.0)
General and administrative	79	106	(25.5)
Depreciation and amortization	20	22	(9.1)

Total Operating Expense	431	474	(9.1)

Operating Income	339	332	2.1
Interest expense, net	166	170	(2.4)

Income Before Provision for Income Taxes	173	162	6.8
Provision for income taxes	62	59	5.1

Net Income	$111	$103	7.8

Basic and Diluted Earnings per Common Share(1)	$.76	$.70	8.6
Basic and diluted weighted-average common shares outstanding (in millions)	146	146

Dividends Declared per Common Share	$.3425	$.3425

Prior period amounts presented above and in the following schedules have been reclassified to conform to current year presentation.

Note:

(1)	Restricted stock awards granted in 2007 had no material impact on the calculation of diluted earnings per common share.

IDEARC INC.
Consolidated Statements of Income
Adjusted Pro Forma (Non-GAAP)(1)
Three Months Ended March 31, 2008 Compared to Three Months Ended March 31, 2007
(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	3/31/08	3/31/07	% Change
Operating Revenue
Print products	$696	$737	(5.6)
Internet	73	68	7.4
Other	1	1	—

Total Operating Revenue	770	806	(4.5)

Operating Expense
Selling	185	188	(1.6)
Cost of sales (exclusive of depreciation and amortization)	147	158	(7.0)
General and administrative	71	81	(12.3)
Depreciation and amortization	20	22	(9.1)

Total Operating Expense	423	449	(5.8)

Operating Income	347	357	(2.8)
Interest expense, net	166	170	(2.4)

Income Before Provision for Income Taxes	181	187	(3.2)
Provision for income taxes	65	68	(4.4)

Net Income	$116	$119	(2.5)

Basic and Diluted Earnings per Common Share(2)	$.79	$.82	(3.7)
Basic and diluted weighted-average common shares outstanding (in millions)	146	146

Notes:

(1)	These consolidated statements of income provide a comparison of the three months ended March 31, 2008 adjusted pro forma results to the three months ended March 31, 2007 adjusted pro forma results. The following schedules provide reconciliations from our reported GAAP results to adjusted pro forma non-GAAP results for the periods shown above.

(2)	Restricted stock awards granted in 2007 had no material impact on the calculation of diluted earnings per common share.

IDEARC INC.
Consolidated Statements of Income
Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)
Three Months Ended March 31, 2008
(dollars in millions, except per share amounts)

		Transition Costs
	3 Mos. Ended			3 Mos. Ended
	3/31/08			3/31/08
				Adjusted
	Reported	Stock-Based	Separation	Pro Forma
Unaudited	(GAAP)	Compensation(3)	Costs(4)	(Non-GAAP)
Operating Revenue
Print products	$696	$—	$—	$696
Internet	73	—	—	73
Other	1	—	—	1

Total Operating Revenue	770	—	—	770

Operating Expense
Selling	185	—	—	185
Cost of sales (exclusive of depreciation and amortization)	147	—	—	147
General and administrative	79	(1)	(7)	71
Depreciation and amortization	20	—	—	20

Total Operating Expense	431	(1)	(7)	423

Operating Income	339	1	7	347
Interest expense, net	166	—	—	166

Income Before Provision for Income Taxes	173	1	7	181
Provision for income taxes	62	—	3	65

Net Income	$111	$1	$4	$116

Basic and Diluted Earnings per Common Share	$.76	$.01	$.03	$.79

Operating Income	$339	$1	$7	$347
Depreciation and Amortization	20	—	—	20

EBITDA (non-GAAP)(1)	$359	$1	$7	$367

Operating Income margin(2)	44.0%			45.1%
Impact of depreciation and amortization	2.6%			2.6%

EBITDA margin (non-GAAP)(1)	46.6%			47.7%

Notes:

(1)	EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue.

(2)	Operating income margin is calculated by dividing operating income by total operating revenue.

(3)	The stock-based compensation costs relate to a one-time incentive compensation award granted to most of the Company’s employees in January 2007.

(4)	Separation costs are costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

IDEARC INC.
Consolidated Statements of Income
Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)
Three Months Ended March 31, 2007
(dollars in millions, except per share amounts)

		Transition Costs
	3 Mos. Ended			3 Mos. Ended
	3/31/07			3/31/07
				Adjusted
	Reported	Stock-Based	Separation	Pro Forma
Unaudited	(GAAP)	Compensation(3)	Costs(4)	(Non-GAAP)
Operating Revenue
Print products	$737	$—	$—	$737
Internet	68	—	—	68
Other	1	—	—	1

Total Operating Revenue	806	—	—	806

Operating Expense
Selling	188	—	—	188
Cost of sales (exclusive of depreciation and amortization)	158	—	—	158
General and administrative	106	(9)	(16)	81
Depreciation and amortization	22	—	—	22

Total Operating Expense	474	(9)	(16)	449

Operating Income	332	9	16	357
Interest expense, net	170	—	—	170

Income Before Provision for Income Taxes	162	9	16	187
Provision for income taxes	59	3	6	68

Net Income	$103	$6	$10	$119

Basic and Diluted Earnings per Common Share	$.70	$.04	$.07	$.82

Operating Income	$332	$9	$16	$357
Depreciation and Amortization	22	—	—	22

EBITDA (non-GAAP) (1)	$354	$9	$16	$379

Operating Income margin (2)	41.2%			44.3%
Impact of depreciation and amortization	2.7%			2.7%

EBITDA margin (non-GAAP)(1)	43.9%			47.0%

Notes:

(1)	EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue.

(2)	Operating income margin is calculated by dividing operating income by total operating revenue.

(3)	The stock-based compensation costs relate to a one-time incentive compensation award granted to most of the Company’s employees in January 2007.

(4)	Separation costs are costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

IDEARC INC.
Consolidated Balance Sheets
Reported (GAAP)
As of March 31, 2008 and December 31, 2007
(dollars in millions)

Unaudited	3/31/2008	12/31/2007
Assets
Current assets:
Cash and cash equivalents	$179	$48
Accounts receivable, net of allowances of $85 and $77	414	423
Deferred directory costs	311	312
Prepaid expenses and other	7	10

Total current assets	911	793

Property, plant and equipment	473	471
Less: accumulated depreciation	364	356

	109	115

Goodwill	73	73
Intangible assets, net	298	303
Pension assets	174	171
Non-current deferred tax assets	166	124
Debt issuance costs	84	86
Other noncurrent assets	2	2

Total Assets	$1,817	$1,667

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	$340	$272
Deferred revenue	209	209
Current maturities of long-term debt	67	48
Current deferred taxes	24	28
Other	28	31

Total current liabilities	668	588

Long-term debt	8,989	9,020
Employee benefit obligations	321	327
Unrecognized tax benefits	107	109
Other liabilities	360	223
Stockholders’ equity (deficit):
Common stock ($.01 par value; 225 million shares authorized, 146,527,395 and 146,795,971 shares issued and outstanding in 2008 and 2007, respectively)	1	1
Additional paid-in capital (deficit)	(8,775)	(8,776)
Retained earnings	422	361
Accumulated other comprehensive loss	(276)	(186)

Total stockholders’ equity (deficit)	(8,628)	(8,600)

Total Liabilities and Stockholders’ Equity (Deficit)	$1,817	$1,667

IDEARC INC.
Consolidated Statements of Cash Flows
Reported (GAAP)
Three Months Ended March 31, 2008 Compared to Three Months Ended March 31, 2007
(dollars in millions)

	3 Months Ended	3 Months Ended
Unaudited	3/31/08	3/31/07

Cash Flows from Operating Activities
Net Income	$111	$103
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20	22
Employee retirement benefits	2	5
Deferred income taxes	2	(1)
Provision for uncollectible accounts	39	32
Stock-based compensation	(5)	12
Changes in current assets and liabilities
Accounts receivable	(30)	(84)
Deferred directory costs	1	(15)
Other current assets	4	(1)
Accounts payable and accrued liabilities	63	133
Other, net	(5)	(5)

Net cash provided by operating activities	202	201

Cash Flows from Investing Activities
Capital expenditures (including capitalized software)	(9)	(10)

Net cash used in investing activities	(9)	(10)

Cash Flows from Financing Activities
Repayment of long-term debt	(12)	(12)
Dividends paid to Idearc stockholders	(50)	(50)

Net cash used in financing activities	(62)	(62)

Increase in cash and cash equivalents	131	129
Cash and cash equivalents, beginning of year	48	172

Cash and cash equivalents, end of period	$179	$301

IDEARC INC.
Mutli-Product Advertising Sales
(dollars in millions)

	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended
Unaudited	3/31/08	3/31/07	3/31/06
Net Print Products Revenue(1)	$652	$705	$722
% Change year-over-year	(7.5)%	(2.4)%

Net Internet Revenue(2)	73	68	52
% Change year-over-year	7.4%	30.8%

Net Multi-Product Advertising Sales(3)	725	773	774
% Change year-over-year	(6.2)%	(0.1)%

Notes:

(1)	Net print products revenue represents the total revenue value (less a provision for sales allowances) of directories published that will be amortized over the life of the directories, which is typically 12 months. Directories from preceding periods have been aligned to match the publication schedule of 2008 publications, allowing for a meaningful comparison of current publications to previous publications.

(2)	Net Internet revenue represents total revenue for our fixed-fee and performance-based advertising products less a provision for sales allowances. Fixed-fee advertising includes advertisement placement on our Superpages.com website, and website development and hosting for our advertisers. Revenue from fixed-fee advertisers is recognized monthly over the life of the advertising service. Performance-based advertising revenue is earned when consumers connect with our Superpages.com advertisers by a “click” on their Internet advertising or a phone call to their business. Revenue from performance-based advertising is recognized when there is evidence that qualifying transactions have occurred.

(3)	Net multi-product advertising sales is a statistical measure. It is important to distinguish net multi-product advertising sales from total operating revenue, which on our financial statements is recognized under the deferral and amortization method.

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About Idearc Inc.

Idearc Inc. (NYSE: IAR) delivers products on multiple platforms to help consumers find the information they want, wherever they are. Idearc’s multi-platform of advertising solutions includes Superpages.com®, Superpages MobileSM, Superpages Mobile SM for BlackBerry®, Switchboard.com®, LocalSearch.com, Verizon® Yellow Pages, Verizon® White Pages, smaller-sized portable Verizon® Yellow Pages Companion Directories, Solutions At Hand™ magazine, Solutions at Home™ magazine, and Solutions on the Move™ and Solutions Direct™ direct mail packages. For more information, visit www.idearc.com.
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